EXHIBIT 99.1
A10 Networks Reports Record Revenue, Full-Year Revenue of $280.3 Million,
Fourth Quarter Revenue of $77.6 Million

12% Full-Year Revenue Growth Drives Record Profitability

SAN JOSE, Calif., February 7, 2023 -- A10 Networks (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its fourth quarter and full-year period ended December 31, 2022.

Fourth Quarter 2022 Financial Summary
•Record revenue of $77.6 million, up 9.9% year-over-year.
•Revenue growth was broad-based, with increases in North America and APAC, as well as Japan on a constant currency basis.
•GAAP gross margin of 79.7%; non-GAAP gross margin of 80.3% as a result of better product mix and continued successful navigation of short-term input cost pressures.
•GAAP net income of $18.0 million, or $0.24 per diluted share, compared with GAAP net income of $10.7 million, or $0.13 per diluted share in the fourth quarter of 2021.
•Non-GAAP net income of $18.4 million, or $0.24 per diluted share (non-GAAP EPS), compared with non-GAAP net income of $16.4 million, or $0.20 per diluted share in the fourth quarter of 2021.
•Adjusted EBITDA of $22.3 million, representing 28.7% of revenue, in line with stated business model goals, and representing more Adjusted EBITDA than A10 generated in all of 2018 and 2019 combined.
•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable on March 1, 2023 to stockholders of record at the close of business on February 17, 2023.

Full-Year 2022 Financial Summary
•Record revenue of $280.3 million, up 12.1% year-over-year.
•Revenue growth was broad-based, with increases in all major geographies and customer verticals on a constant currency basis.
•GAAP gross margin of 79.7%; non-GAAP gross margin of 80.3%.
•GAAP net income of $46.9 million, or $0.60 per diluted share, compared with GAAP net income (inclusive of a non-recurring $65.4 million income tax benefit related to sustained profitability) of $94.9 million, or $1.19 per diluted share in 2021.
•Non-GAAP net income of $57.7 million, or $0.74 per diluted share, compared with non-GAAP net income of $50.1 million, or $0.63 per diluted share in 2021.
•Q3 and Q4 2022 GAAP EPS of $0.16 and $0.24 per diluted share, respectively, compared to Q3 and Q4 2021 GAAP EPS of $0.94 and $0.13 per diluted share, respectively. Full-year 2022 GAAP EPS was $0.60 vs. $1.19 last year.
•With Q3 and Q4 2022 non-GAAP EPS of $0.20 and $0.24 per diluted share, respectively, and Q3 and Q4 2021 non-GAAP EPS of $0.17 and $0.20 per diluted share, respectively, A10’s profit accelerated in the second-half of 2022 compared to the second-half of 2021. Full-year 2022 non-GAAP EPS was $0.74 vs. $0.63 last year.
•Adjusted EBITDA of $75.1 million, representing 26.8% of revenue, in line with stated goals for profitability.
•Full-year cash flow from operations increased 31.9% to $66.1 million, compared to $50.1 million in 2021.
•A10 returned more than $95 million to shareholders during 2022, repurchasing approximately 6.1 million shares at an average price of $13.01 per share for a total of $79.3 million and issuing $15.9 million in cash dividends.

($ in millions, except per-share)	2019	2020	2021	2022	2022 vs. 2021
Revenue	$212.6	$225.5	$250.0	$280.3	+12.1%
Adjusted EBITDA %	5.5%	20.2%	25.0%	26.8%	+182 bps
GAAP EPS	($0.23)	$0.22	$1.19	$0.60	(49.1%)
Non-GAAP EPS	$0.03	$0.44	$0.63	$0.74	+18.6%
A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“Strong demand for our proprietary security-led solutions drove record revenues for the quarter and the full-year, with continued broad-based growth across both enterprises and service providers and in each key geographic region, on a constant-currency basis,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Increasingly, A10 is positioned as a diversified, differentiated security solutions provider, structured to mitigate fluctuations from any single customer or region. While we are not immune from recessionary impacts, our industry leadership makes our offerings a priority over discretionary investments. We remain well-positioned for continued success with both enterprise and service provider customers.”

“In 2022 we successfully navigated supply chain constraints, maintained robust gross margins and effectively managed our operating expenses, which drove profitability and free cash flow,” added Trivedi. “With revenue growth that outpaced operating expenses, we were able to grow our bottom line faster than our top line. For the year, we delivered record non-GAAP operating income and EBITDA margins, enabling us to repurchase more than $79.3 million of our stock and return further capital to shareholders through meaningful cash dividends. Simultaneously, we continued to strategically invest in technology, augmenting our already durable differentiators and making our business increasingly resilient. We remain committed to delivering revenue growth that outpaces our peer set, navigating recessionary headwinds better than our peers and delivering solid bottom-line growth, with expected double-digit growth in 2023 full-year non-GAAP EPS. We continue to carry no debt and hold $151.0 million of cash and cash equivalents.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, February 7, 2023, to discuss these results. Interested parties may access the conference call by dialing (844) 200-6205 (toll-free) or (929) 526-1599 and referencing access code: 125471.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 897429.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, quarterly dividend payments, drivers of growth, strategy, demand, supply chain challenges, positioning, growth and Adjusted EBITDA and non-GAAP EPS expectations. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic on our business and the business of our customers; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 8, 2022. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-

GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) impairment of investment, (iii) amortization expense related to acquisition, (iv) global distribution center transition expense, (v) litigation and investigation expense (recovery, (vi) non-recurring facilities expense, (vii) restructuring expense and related taxes, (viii) tax benefit of amended returns and (ix) release of deferred tax asset valuation allowance. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define tax effected non-GAAP net income as non-GAAP net income adjusted for the income tax effect of excluding the non-GAAP items (i) to (ix) listed above. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) global distribution center transition expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) global distribution center transition expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for (benefit from) income taxes, (iv) stock-based compensation and related payroll tax, (v) litigation and investigation expense (recovery), (vi) non-recurring facilities expense, (vi) impairment of investment, (vii) global distribution center transition expense and (ix) restructuring expense.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue:
Products	$49,577	$43,680	$173,201	$148,398
Services	28,057	26,991	107,137	101,644
Total revenue	77,634	70,671	280,338	250,042
Cost of revenue:
Products	11,793	9,460	40,135	32,620
Services	3,950	4,722	16,697	20,885
Total cost of revenue	15,743	14,182	56,832	53,505
Gross profit	61,891	56,489	223,506	196,537
Operating expenses:
Sales and marketing	22,351	25,456	88,511	85,651
Research and development	16,916	13,027	58,398	54,077
General and administrative	6,358	6,161	23,518	23,421
Total operating expenses	45,625	44,644	170,427	163,149
Income from operations	16,266	11,845	53,079	33,388
Non-operating income (expense):
Interest income	568	103	1,304	409
Interest and other income (expense), net	(464)	(356)	(1,667)	(2,155)
Total non-operating income (expense), net	104	(253)	(363)	(1,746)
Income before income taxes	16,370	11,592	52,716	31,642
Provision for (benefit from) income taxes	(1,660)	864	5,808	(63,245)
Net income	$18,030	$10,728	$46,908	$94,887
Net income per share:
Basic	$0.25	$0.14	$0.62	$1.23
Diluted	$0.24	$0.13	$0.60	$1.19
Weighted-average shares used in computing net income per share:
Basic	73,560	77,548	75,528	77,046
Diluted	75,392	80,316	77,751	80,037

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
GAAP net income	$18,030	$10,728	$46,908	$94,887
Non-GAAP items:
Stock-based compensation and related payroll tax	3,546	3,598	13,969	15,031
Impairment of investment	1,000	—	1,000	—
Amortization expense related to acquisition	—	—	—	505
Global distribution center transition expense	—	2,117	—	5,063
Tax benefit from amended returns	(4,176)	—	(4,176)	—
Release of deferred tax asset valuation allowance	—	—	—	(65,417)
Total non-GAAP items	370	5,715	10,793	(44,818)
Non-GAAP net income (1)	$18,400	$16,443	$57,701	$50,069

GAAP net income per share:
Basic	$0.25	$0.14	$0.62	$1.23
Diluted	$0.24	$0.13	$0.60	$1.19
Non-GAAP items:
Stock-based compensation and related payroll tax	0.05	0.04	0.18	0.19
Impairment of investment	0.01	—	0.01	—
Amortization expense related to acquisition	—	—	—	0.01
Global distribution center transition expense	—	0.03	—	0.06
Tax benefit from amended returns	(0.06)	—	(0.05)	—
Release of deferred tax asset valuation allowance	—	—	—	(0.82)
Total non-GAAP items	—	0.07	0.14	(0.56)
Non-GAAP net income per share: (1)
Basic	$0.25	$0.21	$0.76	$0.65
Diluted	$0.24	$0.20	$0.74	$0.63
Weighted average shares used in computing net income per share:
Basic	73,560	77,548	75,528	77,046
Diluted	75,392	80,316	77,751	80,037

(1)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because all companies may not calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$67,971	$78,925
Marketable securities	83,018	106,117
Accounts receivable, net of allowances of $32 and $543, respectively	72,928	61,795
Inventory	19,693	22,462
Prepaid expenses and other current assets	13,381	14,720
Total current assets	256,991	284,019
Property and equipment, net	19,743	10,692
Goodwill	1,307	1,307
Deferred tax assets, net	63,183	65,773
Other non-current assets	27,881	31,294
Total assets	$369,105	$393,085
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,725	$6,852
Accrued and other liabilities	37,183	36,101
Deferred revenue, current	74,340	73,132
Total current liabilities	118,248	116,085
Deferred revenue, non-current	52,652	48,499
Other non-current liabilities	17,193	19,613
Total liabilities	188,093	184,197
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 87,123 and 84,717 shares issued and 73,738 and 77,423 shares outstanding, respectively	1	1
Treasury stock, at cost: 13,384 and 7,294 shares, respectively	(134,934)	(55,677)
Additional paid-in-capital	466,927	446,035
Dividends paid	(19,802)	(3,880)
Accumulated other comprehensive loss	(726)	(229)
Accumulated deficit	(130,454)	(177,362)
Total stockholders' equity	181,012	208,888
Total liabilities and stockholders' equity	$369,105	$393,085

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities:
Net income	$46,908	$94,887
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	7,381	8,907
Stock-based compensation	13,331	14,422
Provision for doubtful accounts and sales returns	166	(616)
Release of deferred tax asset valuation allowance and other adjustments	—	(64,186)
Other non-cash items	591	1,688
Changes in operating assets and liabilities:
Accounts receivable	(10,065)	(10,399)
Inventory	2,035	(1,826)
Prepaid expenses and other assets	1,627	(2,134)
Accounts payable	103	1,995
Accrued and other liabilities	(1,338)	(5,573)
Deferred revenue	5,361	12,932
Net cash provided by operating activities	66,100	50,097
Cash flows from investing activities:
Proceeds from sales of marketable securities	6,252	6,865
Proceeds from maturities of marketable securities	71,045	88,790
Purchases of marketable securities	(55,411)	(128,554)
Purchases of property and equipment	(10,799)	(5,171)
Net cash provided by (used in) investing activities	11,087	(38,070)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	7,038	5,764
Repurchases of common stock	(79,257)	(18,267)
Payments for dividends	(15,922)	(3,880)
Net cash used in financing activities	(88,141)	(16,383)
Net decrease in cash and cash equivalents	(10,954)	(4,356)
Cash and cash equivalents—beginning of period	78,925	83,281
Cash and cash equivalents—end of period	$67,971	$78,925

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$733	$94
Purchases of property and equipment included in accounts payable	$230	$6

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
GAAP gross profit	$61,891	$56,489	$223,506	$196,537
GAAP gross margin	79.7%	79.9%	79.7%	78.6%

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	414	398	1,662	1,733
Global distribution center transition expense	—	117	—	655
Non-GAAP gross profit	$62,305	$57,004	$225,168	$198,925
Non-GAAP gross margin	80.3%	80.7%	80.3%	79.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
GAAP total operating expenses	$45,625	$44,644	$170,427	$163,149

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,132)	(3,200)	(12,307)	(13,298)
Amortization expense related to acquisition	—	—	—	(505)
Global distribution center transition expense	—	(2,000)	—	(4,408)
Non-GAAP total operating expenses	$42,493	$39,444	$158,120	$144,938

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
GAAP income from operations	$16,266	$11,845	$53,079	$33,388
GAAP operating margin	21.0%	16.8%	18.9%	13.4%

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,546	3,598	13,969	15,031
Amortization expense related to acquisition	—	—	—	505
Global distribution center transition expense	—	2,117	—	5,063
Non-GAAP operating income	$19,812	$17,560	$67,048	$53,987
Non-GAAP operating margin	25.5%	24.8%	23.9%	21.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME
TO EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
GAAP net income	$18,030	$10,728	$46,908	$94,887
GAAP net income margin	23.2%	15.2%	16.7%	37.9%

Exclude: Interest and other (income) expense, net	(104)	253	363	1,746
Exclude: Depreciation and amortization	2,473	1,863	8,012	8,907
Exclude: Provision for (benefit from) income taxes	(1,660)	864	5,808	(63,245)
EBITDA	18,739	13,708	61,091	42,295
Exclude: Stock-based compensation and related payroll tax	3,546	3,598	13,969	15,031
Exclude: Global distribution center transition expense	—	2,117	—	5,063
Adjusted EBITDA	$22,285	$19,423	$75,060	$62,389
Adjusted EBITDA margin	28.7%	27.5%	26.8%	25.0%

A10 NETWORKS, INC.
RECONCILIATION OF ADJUSTED EBITDA (NON-GAAP)
TO TAX EFFECTED NON-GAAP NET INCOME
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Adjusted EBITDA	$22,285	$19,423	$75,060	$62,389

Reconciling items:
Interest and other income (expense), net	104	(253)	(363)	(1,746)
Depreciation and amortization	(2,473)	(1,863)	(8,012)	(8,907)
Provision for (benefit from) income taxes (1)	(2,516)	(864)	(9,984)	(2,172)
Impairment of investment	1,000	—	1,000	—
Amortization expense related to acquisition	—	—	—	505
Income tax effect of non-GAAP items (2)	(889)	(1,095)	(5,487)	(5,857)
Total	(4,774)	(4,075)	(22,846)	(18,177)
Tax effected non-GAAP net income	17,511	15,348	52,214	44,212
Exclude: Income tax effect of non-GAAP items (2)	889	1,095	5,487	5,857
Non-GAAP net income	$18,400	$16,443	$57,701	$50,069

(1)In addition to provision for (benefit from) income taxes, includes tax benefit from amended returns of $4,176 thousand in the three months and year ended December 31, 2022 and release of deferred tax asset valuation allowance of $65,417 thousand in the year ended December 31, 2021.

(2)For the three months and year ended December 31, 2022 this represents the tax impact using estimated non-GAAP profit before tax rates of 4.8% and 9.5%, respectively. For the three months and year ended December 31, 2021 this represents the tax impact using estimated non-GAAP profit before tax rates of 6.7% and 11.7%, respectively.

A10 NETWORKS, INC.
Q3 2022 AND Q3 2021 RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	September 30, 2022	September 30, 2021
GAAP net income	$12,113	$74,886
Non-GAAP items:
Stock-based compensation and related payroll tax	3,798	4,201
Global distribution center transition expense	—	(1)
Release of deferred tax asset valuation allowance	—	(65,417)
Total non-GAAP items	3,798	(61,217)
Non-GAAP net income (1)	$15,911	$13,669

GAAP net income per share:
Basic	$0.16	$0.97
Diluted	$0.16	$0.94
Non-GAAP items:
Stock-based compensation and related payroll tax	0.04	0.05
Global distribution center transition expense	—	—
Release of deferred tax asset valuation allowance	—	(0.82)
Total non-GAAP items	0.04	(0.77)
Non-GAAP net income per share: (1)
Basic	$0.21	$0.18
Diluted	$0.20	$0.17
Weighted average shares used in computing net income per share:
Basic	75,881	77,149
Diluted	77,679	79,927

(1)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because all companies may not calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
2020 AND 2019 RECONCILIATION OF GAAP NET INCOME
TO EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Year Ended December 31,
	2020	2019
GAAP net income	$17,816	$(17,819)
GAAP net income margin	7.9%	(8.4)%

Exclude: Interest and other (income) expense, net	(1,406)	(682)
Exclude: Depreciation and amortization	11,303	10,028
Exclude: Provision for (benefit from) income taxes	1,323	1,407
EBITDA	29,036	(7,066)
Exclude: Stock-based compensation and related payroll tax	12,817	16,790
Exclude: Litigation and investigation expense (recovery)	30	(1,066)
Exclude: Non-recurring facilities expense	795	425
Exclude: Global distribution center transition expense	2,884	—
Exclude: Restructuring expense	—	2,530
Adjusted EBITDA	$45,562	$11,613
Adjusted EBITDA margin	20.2%	5.5%

A10 NETWORKS, INC.
2020 AND 2019 RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Year Ended December 31,
	2020	2019
GAAP net income (loss)	$17,816	$(17,819)
Non-GAAP items:
Stock-based compensation and related payroll tax	12,817	16,790
Amortization expense related to acquisition	1,011	1,012
Litigation and investigation expense (recovery)	30	(1,066)
Non-recurring facilities expense	795	425
Global distribution center transition expense	2,884	—
Restructuring expense and related taxes	—	2,676
Total non-GAAP items	17,537	19,837
Non-GAAP net income (1)	$35,353	$2,018

GAAP net income (loss) per share:
Basic	$0.23	$(0.23)
Diluted	$0.22	$(0.23)
Non-GAAP items:
Stock-based compensation and related payroll tax	0.16	0.22
Amortization expense related to acquisition	0.01	0.01
Litigation and investigation expense (recovery)	—	(0.01)
Non-recurring facilities expense	0.01	0.01
Global distribution center transition expense	0.04	—
Restructuring expense and related taxes	—	0.03
Total non-GAAP items	0.22	0.26
Non-GAAP net income per share: (1)
Basic	$0.45	$0.03
Diluted	$0.44	$0.03
Weighted average shares used in computing net income per share:
Basic	77,776	76,080
Diluted	80,019	78,487

(1)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because all companies may not calculate adjusted net income and earnings per share in the same manner.